Guidance ï Vision ï Experience	American Beacon Money Market Mileage Fund	Ticker Symbol: Mileage AVMXX

SUMMARY PROSPECTUS	MAY 1, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The prospectus dated May 1, 2010, and statement of additional information dated May 1, 2010, as supplemented February 17, 2011, and the financial statements included in the Fund’s most recent report to shareholders, dated December 31, 2009, are all incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, most recent reports to shareholders and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective

The Fund’s investment objective is current income, liquidity and the maintenance of a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage
of the value of your investment)

Mileage
Management fees	0.09%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.33%
Acquired Fund Fees and Expenses	0.03%

Total annual fund operating expenses[2]	0.70%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of the Money Market Portfolio of the American Beacon Master Trust.

[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share class	1 year	3 years	5 years	10 years
Mileage	$72	$224	$390	$871

Principal Investment Strategies

The Fund seeks its investment objective by investing all of its investable assets in the Money Market Portfolio (“Portfolio”) of the American Beacon Master Trust. The discussion below refers to investments made by the Portfolio. For easier reading, in this Prospectus, the term “Fund” includes the Portfolio.

The Fund invests only in securities that comply with the quality, maturity, liquidity, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which regulates mutual funds. The Fund invests exclusively in high quality variable or fixed rate, U.S. dollar denominated short-term money market instruments. These securities may include obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers’ acceptances; asset-backed securities; municipal securities; and repurchase agreements. The Fund may purchase securities issued or supported by foreign entities including foreign banks and corporations.

The Fund will only buy securities with the following credit qualities:

►	rated in the highest short-term categories by two nationally recognized statistical rating organizations, such as “A-1” by Standard & Poor’s Ratings Services and “P-1” by Moody’s Investors Service, Inc., at the time of purchase,

►	rated in the highest short-term category by one rating organization if the securities are rated only by that rating organization, or

►	unrated securities that are determined to be of equivalent quality by the Manager pursuant to guidelines approved by the Board of Trustees.

The Fund invests more than 25% of its total assets in obligations issued by financial services companies. However, for temporary defensive purposes when the Manager believes that maintaining this concentration may be inconsistent with the best interests of shareholders, the Fund may not maintain this concentration.

Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The dollar-weighted average maturity (“WAM”) and the dollar-weighted average life maturity (“WAL”) of the Fund will not exceed 60 and 120 days, respectively.

Summary Prospectus ï May 1, 2010	American Beacon Money Market Mileage Fund

Principal Risks

Interest Rate Risk
There is a risk that a decline in short-term interest rates would lower the Fund’s yield and the return on your investment. Changes in interest rates also may change the resale value of the instruments held in the Fund’s portfolio. When interest rates go up, the market values of previously issued money market instruments generally decline. When interest rates decline, the Fund’s new investments are likely to be in money market instruments paying lower rates than the rest of the fund’s portfolio. The rate of the Fund’s income will vary from day to day, generally reflecting changes in overall short-term interest rates.

NAV Risk
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk
The value of a security held by the Fund may decline if the security’s credit rating is downgraded or credit quality otherwise falls. As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund.

Yield and Securities Selection Risk
The yield paid by the Fund may be affected by the Manager’s decisions regarding the Fund’s WAM and WAL. If the Manager sets the Fund’s maturity target in a manner that does not correlate with the movement of interest rate trends, the Fund’s yield could be less than other similar money market funds.

Foreign Exposure Risk
Investing in securities issued or supported by foreign entities carries potential foreign exposure considerations, including but not limited to the risk of: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus. In addition, the valuation of the Fund’s investments may become more difficult if objective market prices are unavailable.

Government-Sponsored Enterprises Risk
Investments in government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Mortgage Corporation and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Federal National Mortgage Association and the Federal Home Loan Banks; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the Fund might not be able to recover its investment from the U.S. Government.

Financial Services Companies Risk
Because the Fund concentrates its assets in financial services companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the financial services companies. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees that they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Market Risk
The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, recent developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell debt securities.

Market Events
Turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.

Master/Feeder Structure Risk
Unlike a traditional mutual fund that invests directly in securities, the Fund pursues its objective by investing substantially all of its assets in the Portfolio. The ability of the Fund to meet its investment objective is directly related to the ability of the Portfolio to meet its objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the Portfolio. The ability of the Fund to meet

Summary Prospectus ï May 1, 2010	American Beacon Money Market Mileage Fund

redemption requests depends on its ability to redeem its interest in the Portfolio. The Manager also serves as investment adviser to the Portfolio. Therefore, conflicts may arise as the Manager fulfills its fiduciary responsibilities to the Fund and the Portfolio. For example, the Manager may have an economic incentive to maintain the Fund’s investment in the Portfolio at a time when it might otherwise choose not to do so.

Your investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other financial or government institution.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. You may call 1-800-388-3344 or visit the Fund’s website at www.americanbeaconfunds.com to obtain the Fund’s current seven-day yield. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Mileage Class shares

Highest Quarterly Return:	1.56%
(1/1/00 through 12/31/09)	(3rd Quarter 2000)
Lowest Quarterly Return:	0.00%
(1/1/00 through 12/31/09)	(2nd, 3rd & 4th Quarter 2009)

	Average Annual Total Returns
	For the periods ended December 31, 2009
	1 Year	5 Years	10 Years
Money Market Mileage Fund	0.04%	2.84%	2.69%

Management

The Manager.
American Beacon Advisors, Inc. serves as the Manager of the Fund and the investment adviser to the Money Market Portfolio of the Master Trust.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business by calling 1-800-388-3344, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. The minimum initial purchase into the Fund is $2,500. The minimum amount for subsequent investments by check or by pre-authorized automatic investment is $50 and by wire is $500.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Summary Prospectus ï May 1, 2010	American Beacon Money Market Mileage Fund

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Summary Prospectus ï May 1, 2010	American Beacon Money Market Mileage Fund